EX-99.19a-1

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	December 2017
Distribution amount per share	$0.06182

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.03096	50%	$0.03096	50%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.03086	50%	0.03086	50%

Total (per common share)	$0.06182	100%	$0.06182	100%

Average annual total return (in relation to NAV) for the five years ended 11-30-2017	5.77%

Annualized current distribution rate expressed as a percentage of month end NAV as of 11-30-2017	8.01%

Cumulative total return (in relation to NAV) for the fiscal year through 11-30-2017	9.02%

Cumulative fiscal year distributions as a percentage of NAV as of 11-30-2017	0.67%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-1217

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	January 2018
Distribution amount per share	$0.06163

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.02954	48%	$0.05907	48%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.03209	52%	0.06438	52%

Total (per common share)	$0.06163	100%	$0.12345	100%

Average annual total return (in relation to NAV) for the five years ended 12-31-2017	5.60%

Annualized current distribution rate expressed as a percentage of month end NAV as of 12-31-2017	8.03%

Cumulative total return (in relation to NAV) for the fiscal year through 12-31-2017	0.18%

Cumulative fiscal year distributions as a percentage of NAV as of 12-31-2017	1.34%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-0118

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	February 2018
Distribution amount per share	$0.06136

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.03012	49%	$0.08929	48%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.03124	51%	0.09552	52%

Total (per common share)	$0.06136	100%	$0.18481	100%

Average annual total return (in relation to NAV) for the five years ended 01-31-2018	5.53%

Annualized current distribution rate expressed as a percentage of month end NAV as of 01-31-2018	8.04%

Cumulative total return (in relation to NAV) for the fiscal year through 01-31-2018	0.37%

Cumulative fiscal year distributions as a percentage of NAV as of 01-31-2018	2.02%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-0218

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	March 2018
Distribution amount per share	$0.06022

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.03058	51%	$0.11970	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.02964	49%	0.12533	51%

Total (per common share)	$0.06022	100%	$0.24503	100%

Average annual total return (in relation to NAV) for the five years ended 02-28-2018	5.27%

Annualized current distribution rate expressed as a percentage of month end NAV as of 02-28-2018	8.02%

Cumulative total return (in relation to NAV) for the fiscal year through 02-28-2018	-0.54%

Cumulative fiscal year distributions as a percentage of NAV as of 02-28-2018	2.72%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-0318

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	April 2018
Distribution amount per share	$0.05965

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.03005	50%	$0.14892	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.02960	50%	0.15576	51%

Total (per common share)	$0.05965	100%	$0.30468	100%

Average annual total return (in relation to NAV) for the five years ended 03-31-2018	5.11%

Annualized current distribution rate expressed as a percentage of month end NAV as of 03-31-2018	8.02%

Cumulative total return (in relation to NAV) for the fiscal year through 03-31-2018	-0.69%

Cumulative fiscal year distributions as a percentage of NAV as of 03-31-2018	3.41%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-0418

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	May 2018
Distribution amount per share	$0.05950

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.02936	49%	$0.17713	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.03014	51%	0.18705	51%

Total (per common share)	$0.05950	100%	$0.36418	100%

Average annual total return (in relation to NAV) for the five years ended 04-30-2018	4.78%

Annualized current distribution rate expressed as a percentage of month end NAV as of 04-30-2018	8.04%

Cumulative total return (in relation to NAV) for the fiscal year through 04-30-2018	-0.52%

Cumulative fiscal year distributions as a percentage of NAV as of 04-30-2018	4.10%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-0518

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	June 2018
Distribution amount per share	$0.05873

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.03067	52%	$0.20862	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.02806	48%	0.21429	51%

Total (per common share)	$0.05873	100%	$0.42291	100%

Average annual total return (in relation to NAV) for the five years ended 05-31-2018	4.96%

Annualized current distribution rate expressed as a percentage of month end NAV as of 05-31-2018	8.03%

Cumulative total return (in relation to NAV) for the fiscal year through 05-31-2018	-0.91%

Cumulative fiscal year distributions as a percentage of NAV as of 05-31-2018	4.82%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-0618

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	July 2018
Distribution amount per share	$0.05845

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.02943	50%	$0.23655	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.02902	50%	0.24481	51%

Total (per common share)	$0.05845	100%	$0.48136	100%

Average annual total return (in relation to NAV) for the five years ended 06-30-2018	5.59%

Annualized current distribution rate expressed as a percentage of month end NAV as of 06-30-2018	8.03%

Cumulative total return (in relation to NAV) for the fiscal year through 06-30-2018	-0.63%

Cumulative fiscal year distributions as a percentage of NAV as of 06-30-2018	5.51%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-0718

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	August 2018
Distribution amount per share	$0.05834

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.02840	49%	$0.26284	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.02994	51%	0.27686	51%

Total (per common share)	$0.05834	100%	$0.53970	100%

Average annual total return (in relation to NAV) for the five years ended 07-31-2018	5.50%

Annualized current distribution rate expressed as a percentage of month end NAV as of 07-31-2018	7.99%

Cumulative total return (in relation to NAV) for the fiscal year through 07-31-2018	0.35%

Cumulative fiscal year distributions as a percentage of NAV as of 07-31-2018	6.16%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-0818

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	September 2018
Distribution amount per share	$0.05838

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.03105	53%	$0.29429	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.02733	47%	0.30379	51%

Total (per common share)	$0.05838	100%	$0.59808	100%

Average annual total return (in relation to NAV) for the five years ended 08-31-2018	5.81%

Annualized current distribution rate expressed as a percentage of month end NAV as of 08-31-2018	8.00%

Cumulative total return (in relation to NAV) for the fiscal year through 08-31-2018	1.08%

Cumulative fiscal year distributions as a percentage of NAV as of 08-31-2018	6.83%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-0918

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	October 2018
Distribution amount per share	$0.05820

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.02921	50%	$0.32113	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.02899	50%	0.33515	51%

Total (per common share)	$0.05820	100%	$0.65628	100%

Average annual total return (in relation to NAV) for the five years ended 09-30-2018	5.61%

Annualized current distribution rate expressed as a percentage of month end NAV as of 09-30-2018	8.02%

Cumulative total return (in relation to NAV) for the fiscal year through 09-30-2018	1.26%

Cumulative fiscal year distributions as a percentage of NAV as of 09-30-2018	7.53%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-1018

MFS® Charter Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	November 2018
Distribution amount per share	$0.05734

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.02886	50%	$0.34976	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.02848	50%	0.36386	51%

Total (per common share)	$0.05734	100%	$0.71362	100%

Average annual total return (in relation to NAV) for the five years ended 10-31-2018	4.86%

Annualized current distribution rate expressed as a percentage of month end NAV as of 10-31-2018	7.90%

Cumulative total return (in relation to NAV) for the fiscal year through 10-31-2018	-0.06%

Cumulative fiscal year distributions as a percentage of NAV as of 10-31-2018	8.19%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MCRSN-1118